 EX‑33.1

(logo) WELLS FARGO	Commercial Mortgage Servicing	P.O. Box 31388, Oakland, CA 94604 1901 Harrison St., 2nd Floor Oakland, CA 94612 Tel: 800 986 9711

Management’s Assessment

Management of Wells Fargo Commercial Mortgage Servicing, a division of Wells Fargo Bank, National Association, (the “Company”) is responsible for assessing compliance with the applicable servicing criteria set forth in Item 1122(d) of Regulation AB of the Securities and Exchange Commission relating to the servicing of commercial loans (the “Platform”), except for servicing criteria 1122(d)(l)(iii), 1122(d)(3)(i)(B-D), 1122(d)(3)(ii-iv), and l122(d)(4)(xv), which the Company has determined are not applicable to the activities it performs with respect to the Platform, as of and for the year ended December 31, 2015. Appendix A to this letter identifies the commercial mortgage pools and other structures involving the commercial loans constituting the Platform. Appendix B to this letter identifies the applicable servicing criteria with respect to the Platform.

With respect to servicing criteria 1122(d)(4)(xi) and 1122(d)(4)(xii), the Company performs applicable activities covered by these criteria, with respect to the Platform, except the Company has engaged various vendors to perform certain tax payment activities. Such vendors have provided separate Regulation AB Item 1122 management assessments and attestations for such activities.

With respect to applicable servicing criterion 1122(d)(4)(iii), there were no activities performed during the year ended December 31, 2015 with respect to the Platform, because there were no occurrences of events that would require the Company to perform such activities.

With respect to applicable servicing criterion 1122(d)( l )(v), the Company has assessed compliance for all transactions and securities in the Platform, including those issued on or before November 23, 2015 for which compliance was previously assessed under other servicing criteria in accordance with the SEC Division of Corporation Finance's Manual of Publicly Available Interpretations on Regulation AB and Related Rules, Interpretation 11.03, as applicable, for the entire assessment period as of and for the year ended December 31, 2015.

With respect to servicing criteria l122(d)(l)(i), 1122(d)(3)(i)(A), 1122(d)(4)(i), and 1122(d)(4)(vi), the Company has engaged various vendors to perform the activities required by these servicing criteria. The Company's management has determined that none of these vendors is considered a “servicer” as defined in Item 1101(j) of Regulation AB, and the Company's management has elected to take responsibility for assessing compliance with the servicing criteria applicable to each vendor as permitted by the SEC's Compliance and Disclosure Interpretation (“C&DI”) 200.06, Vendors Engaged by Servicers (C&DI 200.06) (formerly SEC Manual of Publicly Available Telephone Interpretations 17.06). The Company has policies and procedures in place designed to provide reasonable assurance that the vendors' activities comply in all material respects with the servicing criteria applicable to each vendor. The Company's management is solely responsible for determining that it meets the SEC requirements to apply C&DI 200.06 for the vendors and related criteria.

The Company's management has assessed the Company's compliance with the applicable servicing criteria as of and for the year ended December 31, 2015. In making this assessment, management used the criteria set forth by the Securities and Exchange Commission in paragraph (d) of Item 1122 of Regulation AB. Based on such assessment, management believes that, as of and for the year ended December 31, 2015, the Company has complied in all material respects with the servicing criteria set forth in Item 1122(d) of Regulation AB of the Securities and Exchange Commission relating to the servicing of the Platform.

KPMG LLP, an independent registered public accounting firm, has issued an attestation report with respect to management's assessment of compliance with the applicable servicing criteria as of and for the year ended December 31, 2015.

March 18, 2016

/s/ Daniel E. Bober
Daniel E. Bober
Executive Vice President,
Commercial Mortgage Servicing
Wells Fargo Bank, National Association

APPENDIX A

COMMERCIAL MORTGAGE POOLS AND OTHER STRUCTURES

1166 AVENUE OF AMERICAS2005-C6	BA-FUNB2001-3	BANC OF AMERICA COMM MTG2006-5
1166 AVENUE OF THEAMERICAS 2002-C5	BALDR SHERWOOD FUNDWH	BANC OF AMERICA COMM MTG2007-3
1211 Avenue of the Americas2015-1211	BAMLL2013-DSNY	BANCORP BANKWAREHOUSE
1345FB2005	BAMLL2013-WBRK	BANK OF AMERICAWAREHOUSE
1345FB2005(COMPANION)	BAMLL 2014-FL1	BANK OF NEW YORKMELLON
2001-CMLB-1	BAMLL2014-520M	BARCLAYSWAREHOUSE
3 WORLD TRADE CENTER2014	BAMLL2014-8SPR	BASIS RE CAPITAL II(REPO)
7 WORLD TRADE CENTER2012-WTC	BAMLL 2014-FL1COMPANION	BB2013-TYSN
7 WORLD TRADE CENTER2012-WTC COMPANION	BAMLL2014-ICTS	BB&TWAREHOUSE
A10 2013-1 BACK UPSERVICER	BAMLL2014-INLD	BBCMS2014-BXO
ACCOR MEZZWAREHOUSE	BAMLL 2014-INLD MZB	BBCMS2015-MSQ
ACM TRAFFORD VLLC WAREHOUSE	BAMLL2014-IP	BBCMS 2015-MSQCOMPANION
ACRE2013-FL1	BAMLL2015-200P	BBCMS2015-SLP
ACRE2014-FL2	BAMLL2015-ASHF	BBCMS 2015-SLP MZA
AG MIT CREL (ANGELOGORDON ENTITY)REPO	BAMLL 2015-ASHF MZA	BBCRE2015-GTP
ALL STATE_PPG(PARTICIPATION)	BAMLL 2015-ASHF MZB	BB-UBS2012-SHOW
ALTSHULER & FORETHOUGHT WAREHOUSE	BAMLL2015-ASTR	BB-UBS2012-TFT
AMERICOLD2010-ART	BAMLL2015-HAUL	BEAR1999-C1
AOA2015-1177	BANC OF AMERICACOMM MTG2005-6	BELVEDERE CAPITALWAREHOUSE
ARCHETYPE & BARCLAYSREPO	BANC OF AMERICACOMM MTG2006-1	BERRY ENTERPRISESWAREHOUSE
BACM2007-1	BANC OF AMERICACOMM MTG2006-2	BHMS2014-ATLS
BLACKSTONE(BRE/MWT)	BSC06PWR13	BSCMS05TOP20
BLCP2014-CLRN	BSC06PWR14	BSCMS05TOP20(COMPANION) 1_NYLIFE
BMC MORTGAGESVI	BSC07PWR15	BSCMS05TOP20(COMPANION) 2_HARTFORDLIFE
BROEWAREHOUSE	BSC07PWR16	BSCMS05TOP20(COMPANION) 3_METLIFE
BS01TOP2	BSC07PWR17	BSCMS05TOP20(COMPANION)_LANDESBANK
BSB06001	BSC07PWR18	BUCHANAN FUNDV
BSC00WF2	BSC99WF2	BUCHANAN MORTGAGECAPITAL
BSC01TP4	BSCM02TOP8	BWAY2013-1515
BSC02TP6	BSCM03TOP10	BWAY2015-1740
BSC03PWR2	BSCM03TOP12	BXHTL 2015-DRMZ MZB
BSC04PWR3	BSCM04TOP14	BXHTL2015-JWRZ
BSC04PWR4	BSCM04TOP16	CANTOR CRE LENDINGLP
BSC04PWR5	BSCM05TOP18	CANTOR REPO WITH METLIFE
BSC04PWR6	BSCM05TOP20(NONPOOLED)	CAPITAL LEASE WAREHOUSE-398& 526
BSC05PWR10	BSCM06TOP22	CAPITAL SOURCE RELT2006-A
BSC05PWR7	BSCM06TOP24	CAPLEASE CDO2005-1
BSC05PWR8	BSCM07TOP26	CD2006-CD2
BSC05PWR9	BSCM07TOP28	CD2006-CD3
BSC06PWR11	BSCM07TOP28(COMPANION) 1_BALDEAGLE	CD2007-CD4
BSC06PWR12	BSCM07TOP28(COMPANION) 2_STARWOOD	CD 2007-CD4COMPANION
CD2007-CD5	CGWF2013-RKWH	COBALT 2007-C3
CFCRE2015-RUM	CGWF2013-RKWH COMPANION	COBALT 2007- C3COMPANION
CGBAM2014-HD	CHASE1999-2	COBALT2007-C2
CGBAM 2014-HDCOMPANION	CHASE2000-3	COBALT 2007-C2COMPANION
CGCMT2013-GC15	CHASE-FUNB1999-1	COMM2009-K3
CGCMT2013-GC17	CITIGROUP 2005C3	COMM 2009-K4PRIMARY
CGCMT 2014-388G	CITIGROUP 2006C5	COMM2010-C1
CGCMT2014-GC19	CITIGROUP2006-FL2 COMPANION	COMM 2010-C1COMPANION
CGCMT 2014-GC19COMPANION	CITIGROUP2007-C6	COMM2012-9W57
CGCMT2014-GC21	CITIGROUP2007-C6(COMPANION)	COMM2012-CCRE1
CGCMT 2014-GC21COMPANION	CITIGROUP2012-GC8	COMM2012-CCRE2
CGCMT2014-GC25	CITIGROUP2012-GC8COMPANION	COMM2012-CCRE3
CGCMT 2015-101A	CITIGROUP2013-375P	COMM2012-CCRE4
CGCMT2015-GC27	CITIGROUP2013-375P COMPANION	COMM2012-LC4
CGCMT 2015-GC27COMPANION	CITIGROUP2013-GCJ11	COMM2012-MVP
CGCMT2015-GC31	CITIGROUP2013-SMP	COMM2013-CCRE10
CGCMT 2015-GC31COMPANION	CITIGROUP CMT 2004C1	COMM 2013-CCRE10COMPANION
CGCMT2015-GC33	CITIGROUPGLOBAL MARKETS REALTYCORP	COMM2013-CCRE12
CGCMT2015-P1	CITY CENTER2011-CCHP	COMM2013-CCRE13
CGCMT 2015-P1Companion	CITY CENTER2011-CCHP COMPANION	COMM2013-CCRE6
CGCMT2015-SSHP	CMAT 1999C1	COMM 2013-CCRE6COMPANION
CGRBS2013-VNO5TH	COBALT2006-C1	COMM 2013-FL3COMPANION
COMM2013-SFS	COMM2014-UBS5	CORE2015-CALW
COMM2013-THL	COMM 2014-UBS5COMPANION	CORE2015-WEST
COMM2013-WWP	COMM 2015-3BP	COUNTRYWIDE2007-MF1
COMM 2013-WWPCOMPANION	COMM 2015 CCRE25Companion	CRESS2008-1 CDO_PLAZAELSEGUNDO
COMM2014-277P	COMM 2015-3BPMEZZ	CREST2003-2
COMM2014-BBG	COMM2015-CCRE22	CS FIRST BOSTON 1998C2
COMM2014-CCRE14	COMM2015-CCRE22 COMPANION	CSAIL2015-C2
COMM 2014-CCRE14COMPANION	COMM2015-CCRE23	CSAIL 2015-C2COMPANION
COMM 2014-CCRE15PRIMARY	COMM2015-CCRE24	CSCMC2007-C4
COMM2014-CCRE20	COMM2015-CCRE24 COMPANION	CSCMT2007-C2
COMM2014-FL4	COMM2015-CCRE25	CSCMT2007-C3
COMM 2014-FL4COMPANION	COMM2015-CCRE26	CSF99C01
COMM2014-FL5	COMM2015-CCRE26 COMPANION	CSFB2006-C2
COMM2014-KYO	COMM2015-LC23	CSFB94CFB1
COMM2014-LC15	COMM 2015-LC23COMPANION	CSMC2014-USA
COMM 2014-LC15COMPANION	COMM2015-PC1	DAVIS COMPANIESWAREHOUSE
COMM2014-LC17	COMM 2015-PC1COMPANION	DBCCRE2014-ARCP
COMM 2014-LC17COMPANION	COMM07FL14	DBUBS 2011-LC3
COMM2014-PAT	COMM07FL14(COMPANION) 2_SOCIETEGENERAL	DBUBS2011-LC1
COMM 2014-UB6 PRIMARYONLY	COMM07FL14(NONPOOLED)	DBUBS 2011-LC1COMPANION
COMM2014-UBS3	COMMUNITY SOUTHBANK PORTFOLIO	DBUBS2011-LC2
COMM 2014-UBS3COMPANION	CORE 2015-TEXW	DBWF2015-LCM
DBWF 2015-LCMCOMPANION	FREDDIE MAC 2010K-SCT	FREMF 2012-K22 (PRIMARYONLY)
DELPHI CRE FUNDING(ACORE WAREHOUSE)	FREMF 2010-K6PRIMARY ONLY	FREMF2012-K23
DESERT RIDGE MEZZA WAREHOUSE	FREMF2010-K7	FREMF 2012-K501-PRIMARYONLY
DEXIA REAL ESTATEPORTFOLIO	FREMF2010-K8	FREMF 2012-K705-PRIMARYONLY
DLJ1998-CG1	FREMF2010-K9	FREMF2012-K706
DLJ1999-CG1	FREMF 2011 K12PRIMARY ONLY	FREMF2012-K707
DLJ1999-CG2	FREMF 2011-K10 -PRIMARY ONLY	FREMF2012-K708
DLJ1999-CG3	FREMF2011-K11	FREMF 2012-K709 - PRIMARYONLY
DMARC1998-C1	FREMF2011-K13	FREMF 2012-K710 PRIMARYONLY
DOLLARGENERAL	FREMF 2011-K14PRIMARY ONLY	FREMF2012-K711
ELLIOTTWAREHOUSE	FREMF2011-K15	FREMF 2012-KF01 PRIMARYONLY
ENERGY PLAZA LEASE TRUST2002	FREMF 2011-K16 -PRIMARY ONLY	FREMF 2012-KP01 PRIMARYONLY
FII F DEBT ACCT PTELTD	FREMF2011-K701	FREMF 2013 K28(PRIMARY)
FIVE MILEWAREHOUSE	FREMF2011-K702	FREMF 2013 K29(MASTER)
FIVE MILE WAREHOUSE(GS)	FREMF2011-K703	FREMF 2013 K30MASTER
FKL2015-SFR1	FREMF2011-K704	FREMF 2013 K32 PRIMARYONLY
FKL SELLER 1 LLC -WFREPO	FREMF 2011-KAIVPRIMARY ONLY	FREMF 2013K713
FORTRESS (CF TRANSHOLDCO LLC)WAREHOUSE	FREMF 2012 - K19PRIMARY ONLY	FREMF 2013-K24 (PRIMARYONLY)
FORTRESS CREDITCORPWAREHOUSE	FREMF 2012-K17PRIMARY ANDSPECIAL	FREMF2013-K25
FORTRESS REPO WITHNATIXIS	FREMF 2012-K18 -PRIMARY ONLY	FREMF2013-K26
FOUR TIMES SQUARE 2006 -4TS	FREMF2012-K20	FREMF2013-K27
FOUR TIMES SQUARE 2006 -4TS COMPANION	FREMF 2012-K21 -PRIMARY ONLY	FREMF2013-K31
FREMF2013-K33	FREMF 2015-K1501PRIMARY	FUNB 2000C2
FREMF2013-K34	FREMF2015-K42	FUNB 2001C2
FREMF 2013-K35(PRIMARY)	FREMF 2015-K43(PRIMARY)	FUNB 2001 C2 BNOTES
FREMF 2013-K712 PRIMARYONLY	FREMF2015-K44	FUNB 2001C3
FREMF 2013-KS01PRIMARY	FREMF2015-K45	FUNB 2001 C3 BNOTES
FREMF 2014 K37(PRIMARY)	FREMF 2015-K46PRIMARY	FUNB 2001C4
FREMF 2014 K39PRIMARY	FREMF2015-K47	FUNB/CHASE 1999C2
FREMF 2014K715	FREMF2015-K48	FUNB99C1
FREMF 2014KS02	FREMF2015-K49	FUNB-BA 2001C1
FREMF2014-K36	FREMF 2015-K50(PRIMARY)	GAHR2015-NRF
FREMF 2014-K38PRIMARY	FREMF2015-K720	GCCP H-1, LLC(GROSSMAN)
FREMF2014-K40	FREMF 2015-KF07(PRIMARY)	GE 2002C2
FREMF 2014-K41(PRIMARY)	FREMF 2015-KF09(Primary Only)	GE 2006C1
FREMF2014-K714	FREMF 2015-KF10(PRIMARY)	GECC2001-3
FREMF2014-K716	FREMF 2015-KJ01(PRIMARY)	GECC2002-1
FREMF 2014-K717PRIMARY	FREMF 2015-KKAPRIMARY	GECC2002-3
FREMF2014-KF04	FREMF 2015-KP02(Primary Only)	GECMC 2004C2
FREMF2014-KF05	FREMF2015-KS03	GECMC2007-C1
FREMF 2014-KF06PRIMARY	FULB 1997C2	GEMINI ALTOCENTERVILLE WAREHOUSE
FREMF 2014-KX01(PRIMARY)	FUNB 1999C4	GERMAN AMERICANCAPITALCORPORATIONWARE
FREMF 2015 -K718	FUNB 2000C1	GOLDMAN2006-GG6
GOLDMAN 2006-GG6COMPANIONS	GSMS2010-C2	GSMS2014-GC26
GOLDMAN2006-GG8	GSMS 2010-C2COMPANION	GSMS2015-590M
GOLDMAN 2006-GG8COMPANIONS	GSMS2011-GC3	GSMS 2015-590MCOMPANION
GOLDMAN2007-GG10	GSMS2011-GC5	GSMS2015-GC28
GOLDMAN 2007-GG10COMPANION	GSMS 2011-GC5COMPANION	GSMS2015-GC34
GOLDMAN 2010-K5 -PRIMARYONLY	GSMS2012-ALOHA	GSMSC2010-C1
GOLDMAN SACHS2005-ROCK	GSMS2012-BWTR	GSMSC 2010-C1COMPANION
GOLDMAN SACHSWAREHOUSE	GSMS2012-GCJ7	GSMSC04GG2
GRACE2014-GRCE	GSMS 2012-GCJ7COMPANION	GSMSC04GG2(COMPANION) 1_VARIABLELIFE
GRAND PACIFIC BUSINESSLOAN TRUST2005-1	GSMS2012-GCJ9	HBST2015-HBS
GREENWICH CCFC 05GG5 (COMPANION)	GSMS2012-SHOP	Inland Mortgage Capital LLCWarehouse
GREENWICH CCFC 2002C1	GSMS2012-TMSQ	Inland Mortgage LendingREPO
GREENWICH CCFC2003-C1	GSMS2013-GC10	IRVINE CORE OFFICE TRUST2013-IRV
GREENWICH CCFC2003-C2	GSMS2013-GC13	JEMB MADISON AVE LLC (BASIS I- 292MAD)
GREENWICH CCFC2004-GG1	GSMS2013-GCJ12	JLC VIIWAREHOUSE
GREENWICH CCFC2005-GG5	GSMS2013-GCJ14	JLC WAREHOUSE ILLC
GREENWICH CCFC2007-GG11	GSMS2013-GCJ16	JLC WAREHOUSE IILLC
GREENWICH CCFC2007-GG11 COMPANION	GSMS2013-KING	JLC WAREHOUSE IV LLC(DEUTSCHE REPO)
GREENWICH CCFC2007-GG9	GSMS2014-GC18	JLC WH & MEZZ VI LLC(JEFFRIES REPO)
GREENWICH CCFC2007-GG9 COMPANION	GSMS2014-GC22	JLC WH & MEZZ VI LLC PT2(JEFFRIES REPO)
GS COMMERCIAL REALESTATE WAREHOUSE	GSMS 2014-GC22COMPANION	JP MORGANCHASE
JPM 2012-CIBXCOMPANION	JPMBB2015-C28	JPMC 2014-C20COMPANION
JPM06CIBC15	JPMBB 2015-C28COMPANION	JPMC03LN1
JPM06CIBC17	JPMBB2015-C29	JPMCC2007-LDP10
JPM07CIBC19	JPMBB2015-C30	JPMCC 2007-LDP10COMPANION
JPM08C2	JPMBB 2015-C30COMPANION	JPMCC2007-LDP11
JPM2006LDP8	JPMBB2015-C32	JPMCC 2007-LDP11COMPANION
JPM2007LDP12	JPMBB 2015-C32COMPANION	JPMCC2012-C6
JPM6LDP9	JPMC 2002C1	JPMCC2013-C16
JPMBB2013-C15	JPMC 2002C2	JPMCC 2013-C16COMPANION
JPMBB 2013-C15COMPANION	JPMC 2002CIBC5	JPMCC2014-DSTY
JPMBB2013-C17	JPMC 2003CIBC6	JPMCC2014-FL5
JPMBB 2013-C17COMPANION	JPMC 2003ML1	JPMCC 2014-FL5COMPANION
JPMBB 2014 - C21COMPANION	JPMC2003-C1	JPMCC2015-COSMO
JPMBB2014-C21	JPMC2005-LDP2	KGS-ALPHA REALESTATE
JPMBB2014-C22	JPMC 2006FL2	KGS-ALPHA RECM WH REPOW/ CITIBANK
JPMBB 2014-C22COMPANION	JPMC 2006 FL2COMPANION	LADDER CAPITAL LLCREPO
JPMBB2014-C23	JPMC2006-LDP7	LADDER DEUTSCHEREPO
JPMBB 2014-C23COMPANION	JPMC2006-LDP9	LADDER JPMREPO
JPMBB2014-C24	JPMC 2006-LDP9COMPANION	LADDER MET LIFEREPO
JPMBB 2014-C24COMPANION	JPMC2011-PLSD	LADDER WELLS FARGOREPO
JPMBB2014-C25	JPMC2012-CIBX	LB 1998C4
JPMBB 2014-C25COMPANION	JPMC2014-C20	LB 1999C1
LB 1999C2	LB-UBS 2003C5	LBUBS05C3 (SENIORMEZZ) 5_BAYERISCHE
LB UBS 2000C5	LB-UBS2003-C1	LCCM2014-909
LB UBS 2001C3	LB-UBS2003-C3	LCCM2013GCP
LB UBS 2002C2	LB-UBS 2005C5	LCRT HOLDINGS LLCWAREHOUSE
LB UBS 2002C7	LB-UBS 2005C7	LEHMAN BROTHERSWAREHOUSE
LB UBS 2003C8	LB-UBS 2005-C7COMPANION	LEHMAN-UBS 2005 C5COMPANION
LB UBS 2004C1	LB-UBS 2006C1	LIBREMAXWAREHOUSE
LB UBS 2004C4	LB-UBS 2006 C1COMPANION	LOANCORE (JEFFERIES)WAREHOUSE
LB UBS 2004C6	LB-UBS 2006C3	LONE STAR REPO WITHWELLS FARGO
LB UBS 2004 C6COMPANION	LB-UBS 2006-C3COMPANION	LONESTAR (RELIUS)WAREHOUSE 2013
LB UBS 2004C7	LB-UBS 2006-C6COMPANION	LONESTAR REPO WITHCB
LB UBS 2004C8	LB-UBS2007-C2	LSTAR2015-3
LB UBS 2004 C8COMPANION	LB-UBS2007-C6	LVS II SPE III LLC (AFFILIATEOF PIMCO)
LB UBS 2005C1	LB-UBS 2007-C6(COMPANION)	MAIDEN2008-1
LB UBS 2005 C1COMPANION	LB-UBS2007-C7	MARATHON REAL ESTATE CDO2006- 1
LB UBS2006-C4	LBUBS05C2	MC FIVE MILE SPE B LLC(COLUMN REPO)
LB UBS 2006-C4COMPANION	LBUBS05C3	MDC01TP5
LB UBS2006-C6	LBUBS05C3(COMPANION) 1_SORINRE	MDC02TP7
LB UBS2006-C7	LBUBS05C3 (SENIORMEZZ) 1_METLIFE	MERRILL LYNCH 1996C2
LB UBS 2006-C7COMPANION	LBUBS05C3 (SENIORMEZZ) 2_ING	MERRILL LYNCH 1998C2
LB UBS 2007-C2COMPANION	LBUBS05C3 (SENIORMEZZ) 3_LRP	MERRILL LYNCH2008-C1
LB UBS2008-C1	LBUBS05C3 (SENIORMEZZ) 4_AIBDEBT	MEZZ CAP2004-C1
MEZZ CAP2004-C2	MLCFC07-9	MS06TOP23(COMPANION)_LANDESBANK
MEZZ CAP2005-C3	MLMT 2002MW1	MS07TOP25
MEZZ CAP2006-C4	MLMT2005-CKI1	MS07TOP27
MEZZ CAP2007-C5	MLMT2006-C2	MS07TOP27 AW34(NONPOOLED)
MEZZ CAP LLC (FKA CBAMEZZ)	MLMT06C1	MS08TOP29
MEZZ CAP REIT I,INC	MLMT07C1	MS2000PRIN
MKP CREDIT MASTERFUND MEZZANINE	MORGAN GUARANTYTRUST CO. OFNY	MSBAM2013-C11
MKP CREDIT MASTERFUND WAREHOUSE	MORGANSTANLEY	MSBAM 2013-C11COMPANION
ML1997-C2	MORGANSTANLEY	MSBAM2013-C12
ML1998-C3	MORGAN STANLEY 2007IQ14	MSBAM 2013-C12COMPANION
ML-CFC2006-1	MORGAN STANLEY2007-HQ13	MSBAM2013-C13
ML-CFC2006-2	MORGAN STANLEY2007-HQ13 COMPANION	MSBAM2013-C8
ML-CFC2007-6	MORGAN STANLEY2011-C3	MSBAM 2013-C8COMPANION
ML-CFC2007-7	MORGAN STANLEYBAML 2012-C6	MSBAM2014-C14
ML-CFC 2007-7COMPANION	MS03TOP11	MSBAM2014-C15
MLCFC06-4	MS04TOP13	MSBAM 2014-C15COMPANION
MLCFC07-5	MS04TOP15	MSBAM2014-C16
MLCFC07-5 (COMPANION)_LEXINGTON	MS05TOP17	MSBAM2014-C17
MLCFC07-6	MS05TOP19	MSBAM2014-C18
MLCFC07-6(COMPANION)_ASTAR	MS06TOP21	MSBAM2014-C19
MLCFC07-8	MS06TOP23	MSBAM 2014-C19COMPANION
MSBAM2015-C22	MSC07HQ12	MSDWMC OWNER TRUST2000-F1
MSBAM 2015-C22COMPANION	MSC07HQ12(COMPANION) 1_CIT	MSJP2015-HAUL
MSBAM2015-C23	MSC07HQ12(COMPANION) 2_DEUTSCHEAG	NBS REAL ESTATECAPITAL WAREHOUSE
MSBAM 2015-C23COMPANION	MSC07IQ13	NLY2014-FL1
MSBAM2015-C24	MSC07IQ14	NORTEL NETWORKS TRUST2001-1
MSBAM 2015-C24COMPANION	MSC07IQ16	NORTHSTAR (CB LOAN NT-II,LLC)CB REPO
MSBAM2015-C25	MSC98WF2	NORTHSTAR (NS HEALTHCARE PT2) WAREHOUSE
MSBAM 2015-C25COMPANION	MSC99WF1	NORTHSTAR 2013-1(CLO)
MSBAM2015-C26	MSCI03IQ6	NORTHSTAR CDO IVLTD
MSC2014-CPT	MSCI04IQ7	NORTHSTAR CDO IXPRIMARY (MEMORIALMALL)
MSC2014-MP	MSCI04IQ8	NORTHSTAR CDOVI
MSC2015-420	MSCI05IQ9	NORTHSTAR CDOVIII
MSC 2015-420COMPANION	MSCI06HQ8	NORTHSTAR DB LOAN NT-IIREPO
MSC04HQ4	MSCI06HQ9	NORTHSTARWAREHOUSE
MSC05HQ6	MSCI06TOP21(NONPOOLED)	NORTHSTAR-CITI REPOWAREHOUSE
MSC05HQ6 (COMPANION)_PRUDENTIAL	MSCI2007IQ16	NORTHSTAR-DB REPOWAREHOUSE (NRFC)
MSC05HQ7	MSD01TP3	NORTHSTAR-DB REPOWAREHOUSE (NSINCOME)
MSC06HQ10	MSDW03HQ2	NS INCOME REIT HOLDINGS LLCWH
MSC06IQ11	MSDW03TOP9	NS RE INCOMEOPERATING PARTNESHIP II,LP
NStar (MS Loan NT-I, LLC) MSRepo	PFP III SUB I,LLC	RESOURCE CAPITALCORP. WAREHOUSE
NSTAR (MS LOAN NT-II, LLC)MS REPO	PILLAR FUNDING(COLUMN FINANCIALREPO)	RESOURCE CAPITALREPO WAREHOUSE
NXT CAPITAL FUNDING II,LLC	PILLAR FUNDINGLLC WAREHOUSE	RESOURCE REAL ESTATEFUNDING CDO2006-1
OBP DEPOSITOR, LLC TRUST2010- OBP	PIMCO (GCCU ILLC)	RESOURCE REF CDO2007-1
OMEGAWAREHOUSE	PIMCO (TOCU ILLC)	RESOURCES REPO WITHDB
ONE LINCOLN2004-C3	PRIME AND METLIFEREPO	REXFORD INDUSTRIAL FUND VLP WAREHOUSE
ONE WEST BANKREPO	PRIME FINANCE PARTNERSII, L.P.	RIALTO REPO W/GS
ONE WILLIAM STREET CAP MASTER FUNDWH	PRIME FINANCE PARTNERSIII, LP	RIALTO REPO WITHWF
OWS ABS MASTER FUND II,LP	PRIME REPO WITHMETLIFE	RIALTO WAREHOUSE2013
OWS CF II SPV LLCWarehouse	PRIME REPO WITH U.S.BANK	RIVER MARKET BROEWAREHOUSE
OWS CF SUB IWAREHOUSE	PROPHETWAREHOUSE	RLJ III - FINANCE HOLDINGS,LLC
OWS COF I MASTERWH	PROSIRISWarehouse	RMF SUB LLC WFREPO
OWS CREDIT OPPORTUNITY IWH	PSBAmherst FinanceConstruction WH	RMF SUB2 LLC (RIALTOREPO)
OWS I ACQUISITIONS, LLCWH	QCMT13QC	ROC DEBT STRATEGYFUND MANAGERLLC
OXFORD PROPERTIESWAREHOUSE	RAITH RE FUND ILP WAREHOUSE	ROCKWOOD (375 PARK)WAREHOUSE
OXFORD PROPERTIESWAREHOUSE 2	RAITHWAREHOUSE	ROCKWOOD CAPITAL,LLC (NORTHROCK)
PCMT03PWR1	RBSCF2013-GSP	RSO2015-CRE3
PEOPLE'S UNITED BANK_COLEMT AND PPG (PA	RBSCF2013-SMV	RSO 2015-CRE3Companion
PFP2015-2	RECM AND COMPASS(KR OFFICE2)	RSO2015-CRE4
PFP II SUB I,LLC	RESOURCE2013-CRE1	RSO 2015-CRE4(Companion)
PFP III2014-1	RESOURCE2014-CRE2	SAS WAREHOUSE 2013(H2)
SCG2013-SRP1	STARWOODPROPERTY MORTGAGE SUB-2,L.L.C.	UCB07-1
Seer Capital ManagementLP	STRATEGIC LANDJOINT VENTURE2	VALSTONEWAREHOUSE
SFAVE2015-5AVE	TEACHERS INSURANCE& ANNUITYASSOCIATION	VDNO2013-PENN
SILVERPEAK RE FINANCELLC WAREHOUSE	TIAA2007-C4	VNO2012-6AVE
SINGERMAN (RIDGMARMEZZ LOAN)	TIMES SQUARE HOTELTRUST	VORNADO DP LLC2010-VNO
SL GREEN - JPMREPO	TISHMAN TFO IILLC WAREHOUSE	VORNADO REALTY L.P.WAREHOUSE
SL GREENREALTY CORP/GRAMERCY	TMSQ2014-1500	WACHOVIA 2003C3
SL GREENWAREHOUSE	TOCU II LLC (PIMCOENTITY)	WACHOVIA2003-C4
SOCIETE GENERALEWAREHOUSE	TRIANGLE(NORTHSIDE- ROSSER DEBTHOLDING)	WACHOVIA2003-C5
SOUND MARK HORIZONS FUNDLP WAREHOUSE	TRIANGLEWAREHOUSE	WACHOVIA2003-C6
SPREF WH I LLC (DEUTSCHEREPO)	TRT LENDINGREPO WAREHOUSE	WACHOVIA2003-C7
SPREF WH II WFREPO	TRT LENDING SUBSIDIARYII LLCWAREHOUSE	WACHOVIA2003-C9
SPREF WH III(SILVERPEAK) COLUMNREPO	TRT LENDINGSUBSIDIARY LLC	WACHOVIA 2004C10
SRE FW MEZZWAREHOUSE (RIDGMARMEZZ)	TUEBORWAREHOUSE (LADDER)	WACHOVIA 2004C11
SRPT2014-STAR	UBS2012-C1	WACHOVIA 2004C15
STARWOOD CITI REPO SUB6	UBSWAREHOUSE	WACHOVIA 2004-C11(COMPANION)
STARWOOD MORTFUNDING- MORGAN STANLEYREP	UBS-BARCLAYS2012-C2	WACHOVIA2004-C12
STARWOOD MORTGAGECAPITAL WAREHOUSE	UBS-BARCLAYS2012-C4	WACHOVIA 2005C17
STARWOOD PROPERTYMORTGAGE LLCWAREHOUSE	UBS-CITIGROUP2011-C1	WACHOVIA2005-C16
WACHOVIA2005-C18	WACHOVIA2007-C32	WFCM 2014-LC16COMPANION
WACHOVIA2005-C19	WACHOVIA2007-C32COMPANION	WFCM2014-LC18
WACHOVIA2005-C20	WACHOVIA2007-C33	WFCM2014-TISH
WACHOVIA2005-C21	WACHOVIA2007-C33COMPANION	WFCM2015-BXRP
WACHOVIA 2005-C21(COMPANION)	WACHOVIA2007-C34	WFCM2015-C26
WACHOVIA2005-C22	WACHOVIA2007-C34COMPANION	WFCM2015-C27
WACHOVIA 2006 WHALE 7NON TRUST	WACHOVIA 2007-WHALE8	WFCM2015-C28
WACHOVIA2006-C23	WACHOVIA 2007-WHALE8 NONTRUST	WFCM 2015-C28COMPANION
WACHOVIA2006-C24	WACHOVIAGENERAL PARTICIPANT	WFCM2015-C29
WACHOVIA2006-C25	WACHOVIA RED -TAXCREDIT	WFCM 2015-C29COMPANION
WACHOVIA 2006-C25(COMPANION)	WASHINGTON SUB,LLC	WFCM2015-C30
WACHOVIA2006-C26	WEST RIVERWAREHOUSE	WFCM 2015-C30COMPANION
WACHOVIA2006-C27	WESTERN ALLIANCEBANK WAREHOUSE	WFCM2015-C31
WACHOVIA 2006-C27 -COMPANION	WESTIN TIMESQUARE MEZZANINE	WFCM 2015-C31Companion
WACHOVIA2006-C28	WESTIN TIMESQUARE MEZZANINE2	WFCM2015-LC20
WACHOVIA2006-C29	WFCM2012-LC5	WFCM2015-LC22
WACHOVIA 2006-C29COMPANION	WFCM2013-120B	WFCM2015-NXS1
WACHOVIA 2006-WHALE7	WFCM2013-BTC	WFCM 2015-NXS1COMPANION
WACHOVIA2007-C30	WFCM2013-LC12	WFCM2015-NXS2
WACHOVIA 2007-C30COMPANION	WFCM 2013-LC12COMPANION	WFCM 2015-NXS2COMPANION
WACHOVIA2007-C31	WFCM 2014-LC18COMPANION	WFCM2015-NXS3
WACHOVIA 2007-C31COMPANION	WFCM2014-LC16	WFCM 2015-NXS3COMPANION
WFCM2015-SG1	WFRBS2013-C13	WFRBS 2014-C22COMPANION
WFCM 2015-SG1Companion	WFRBS2013-C14	WFRBS2014-C23
WFCM10C1	WFRBS2013-C15	WFRBS 2014-C23COMPANION
WFCM10C1(PARTICIPATION)_BASIS	WFRBS 2013-C15COMPANION	WFRBS2014-C24
WFLD2014-MONT	WFRBS2013-C16	WFRBS 2014-C24COMPANION
WFRBS2011-C3	WFRBS 2013-C16COMPANION	WFRBS2014-C25
WFRBS2011-C5	WFRBS2013-C17	WFRBS 2014-C25COMPANION
WFRBS2012-C10	WFRBS2013-C18	WFRBS2014-LC14
WFRBS2012-C6	WFRBS2013-UBS1	WFRBS11C2
WFRBS2012-C7	WFRBS 2014-C19COMPANION	WFRBS11C2(PARTICIPATION)_WEST RIVER
WFRBS2012-C8	WFRBS2014-C19W	WFRBS11C4
WFRBS2012-C9	WFRBS2014-C20	WFRBS11C4 (COMPANION)_LIBERTYLIFE
WFRBS 2013 - C17COMPANION	WFRBS2014-C21	YELLOW BRICK REALESTATE CAPITAL I,LLC
WFRBS2013-C11	WFRBS 2014-C21COMPANION	MSFMSFFWH
WFRBS2013-C12	WFRBS2014-C22	CGCMT 2015-GC33Companion
LCF UBS BankRepo	FREMF2015-KJ02	FREMF2015-KF11
MSBAM2015-C27	CSAIL2015-C4	JPMBB2015-C33
JPMBB 2015-C33Companion	FREMF2015-KF12	WFCM2015-NXS4
(Pearlmark) Prep InvestmentAdvisors WH	FREMF2015-K721	FREMF2015-K51
WFCM2015-P2	JPMCC2015-JP1	CITIGROUP UKWAREHOUSE
GOLDMAN SACHS UKWAREHOUSE	WELLS FARGOBANK- PARTICIPATION	WFB - PORTFOLIOSLAM
WFB -PORTFOLIO	WFB - HELD FORSALE	WFB - BRIDGELOANS
RECM WFFL SELFSTORAGE	RECM WFFL SELFSTORAGE	WFBCREAM
WFB - WFRFPORTFOLIO	WFB - WFRFMCDONALDS	MLFT2006-1
CIBC	RAYMOND JAMESBANK	VERTICAL CRECDO
CAPITAL TRUST,INC	PNCBank	WELLS FARGOIMMG
SOVEREIGN BANKNA	TDBANK	UNIONBANK
CBA-MEZZANINECAPITAL FINANCE,	LBUBS2005C2COMPANION	LBUBS2005C3COMPANION
CRE/AFS ESCROW ONLYLOANS	MLCFC 2007C7	RECMNUVEEN
FNMA WorldSavings	RECMGUGGENHEIM	WorldSavings
RECM FANNIE MAEII	RBSCitizens	RECM FANNIE MAETRANSFER
MUFG UNION BANKWAREHOUSE	WACHOVIASTRUCTURED FINANCE	WACHOVIA STRUCTUREDFINANCE
COMM 2014-CCRE20COMPANION	OWS BCAFUNDING WAREHOUSE	WFCM 2015-LC20COMPANION
OWS BACF SPV LLC (OWSWH)	COMM2015-CCRE23 COMPANION	TRIANGLE (NORTHSIDE-ROSSERDEB
REGIONSBANK	FIRSTKEY MASTER SELLER1 LLC(	RESOURCE (RCC REAL ESTATESPE
MSBAM 2015-C27COMPANION	WFBNA ITF CITIBANKNA	GSMS 2015-GC34COMPANION
LOGISTICS UK2015-PLC	SBL2015-KIND	CMTG/CN MORTGAGE REIT LLC(MA
CONCORD REAL ESTATE CDO2006- 1(CERITOS	MARATHONSTRUCTURED FINANCE FUNDLP	MLFT2006-1 (COMPANION)_CAPTRUST
WACHOVIA 2004C14	GECC2000-1	1999-LIFE1
WACHOVIA 2002C2	COMM2013-FL3	MSCI04HQ3
FREMF 2013-K502 - PRIMARYONLY	FREMF 2013 KF02PRIMARY ONLY	JPM05LDP3
JPMC 2006-LDP7COMPANION	FREMF 2014 KF03(PRIMARY)	WACHOVIA 2002C1
CONCORD REAL ESTATE CDO2006- 1	NS2012-1	WACHOVIA2003-C8
JPMC 2001CIBC3	BREDS LOAN CAPITALREPO WAREHOUSE	WACHOVIA CRE CDO2006-1
LB UBS 2002C1	RBS2010-MB1	WACHOVIA 2005-C20(COMPANION)
WACHOVIA 2006-C24(COMPANION)	NEWCASTLE CDOIX	MS01TOP1
GREENWICH CAPITALFINANCIAL PRODUCTSINC	RBSWAREHOUSE	CITIGROUP2006-FL2
NORTHSTAR-DORALWAREHOUSE (NRFC)	SAF FUNDING, LLC	BREDS LOAN CAPITAL IIREPO WAREHOUSE
KEARNY CREDITFACILITY WAREHOUSE	NRFC WAREHOUSE(SOHO HOUSE)	MS2000LIFE1
JPMC 2005-LDP2COMPANIONS	GSMS2015-GS1	FREMF2015-K719

APPENDIX B

APPLICABLE SERVICING CRITERIA WITH RESPECT TO COMMERCIALLOANS
(THE PLATFORM)

SERVICING CRITERIA		APPLICABLESERVICING CRITERIA		INAPPLICABLESERVICING CRITERIA
Reference	Criteria	Performed Directly by the Company	Performed by Vendor(s) for which the Company is the Responsible Party	Performed by vendor(s) for which the Company is NOT the Responsible Party	NOT performed by the Company or by subservicer(s) or vendor(s) retained by the Company
General ServicingConsiderations
1122(d)(1)(i)	Policiesandproceduresareinstitutedtomonitorany performance or other triggers and events ofdefaultinaccordancewiththetransactionagreements.	X	X
1122(d)(l)(ii)	Ifanymaterialservicingactivitiesareoutsourcedto third parties, policies and procedures areinstitutedtomonitorthethirdparty'sperformanceand compliance withsuch servicingactivities.	X
1122(d)(l)(iii)	Any requirements inthe transaction agreementsto maintain a back-up servicer for the poolassets are maintained.				X
1122(d)(1)(iv)

Afidelitybondanderrorsandomissionspolicyis  in effect on the party participating in theservicing functionthroughoutthereportingperiodintheamountofcoveragerequiredbyandotherwiseinaccordance with the terms of the transactionagreements.

X
1122(d)(l)(v)	Aggregation of information, as applicable, ismathematicallyaccurateandtheinformationconveyed accurately reflects theinformation.	X
Cash Collection and Administration
1122(d)(2)(i)

Payments on pool assets are deposited into theappropriate custodial bank accounts and related bank clearingaccountsnomorethantwobusinessdaysfollowingreceipt,orsuchothernumber of days specified in the transaction agreements.

X
1122(d)(2)(ii)	Disbursementsmadeviawiretransferonbehalf of anobligorortoaninvestoraremadeonlybyauthorized personnel.	X
l122(d)(2)(iii)

Advances of funds or guarantees regardingcollections, cash flows or distributions, and anyinterest or other fees charged for suchadvances, are made, reviewed and approved as specifiedin the transaction agreements.

X
1122(d)(2)(iv)

Therelatedaccountsforthetransaction,suchas  cash reserve accounts or accounts established asa form of overcollateralization, are separatelymaintained(e.g.,withrespecttocomminglingof cash) as set forth in the transaction agreements.

X
1122(d)(2)(v)

Each custodial account is maintained ata federallyinsureddepositoryinstitutionassetforthinthetransactionagreements.Forpurposesof this criterion, "federally insured depositoryinstitution" with respect to a foreign financialinstitution means a foreign financial institutionthat meets the requirements of Rule 13k- 1(b)(1) of the Securities ExchangeAct.

X
1122(d)(2)(vi)	Unissuedchecksaresafeguardedsoastopreventunauthorized access.	X
1122(d)(2)(vii)

Reconciliations are prepared on a monthly basis forallasset-backedsecuritiesrelatedbank accounts, including custodial accounts andrelated bank clearing accounts. These reconciliationsare (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoffdate, or such other number of days specified in the transaction agreements; (C) reviewed andapprovedbysomeoneotherthanthepersonwhoprepared the reconciliation; and (D) containexplanations for reconciling items. Thesereconcilingitemsareresolvedwithin90calendardaysoftheiroriginalidentification,orsuchothernumber of days specified in thetransaction agreements.

X
Investor Remittances and Reporting
1122(d)(3)(i) (A)

Reports to investors, including those to befiled with the Commission, are maintainedin accordancewiththetransactionagreementsandapplicable Commission requirements. Specifically, such reports (A) are prepared inaccordancewithtimeframes andothertermsset forth in the transaction agreements;

		X	X
1122(d)(3)(i)(B)	(B)provideinformationcalculatedinaccordance withthetermsspecifiedinthetransactionagreements;				X
1122(d)(3)(i)(C)	(C) are filed with the Commission as requiredby its rules and regulations;				X
1122(d)(3)(i)(D)	(D) agree with investors' or the trustee'srecords as to the total unpaid principal balance andnumber of pool assets serviced by theServicer.				X
1122(d)(3)(ii)	Amounts due to investors are allocatedand remitted in accordance withtimeframes, distribution priority and other terms set forthin the transactionagreements.				X
1122(d)(3)(iii)	Disbursements made to an investor areposted within two business days to theServicer's investor records, or such other number ofdays specified in the transactionagreement				X
1122(d)(3)(iv)	Amounts remitted to investors per theinvestor reports agree with cancelled checks, or otherform of payment, or custodial bankstatements.				X
PoolAssetAdministration
1122(d)(4)(i)	Collateralorsecurityonpoolassetsismaintained as required by the transaction agreementor related mortgage loandocuments.	X	X
1122(d)(4)(ii)	Pool assets and related documents aresafeguardedasrequiredbythetransactionagreement.	X
1122(d)(4)(iii)	Any additions, removals or substitutions tothe asset pool are made, reviewed and approvedin accordance with any conditions orrequirements in the transactionagreements.	X(l)
1122(d)(4)(iv)

Payments on pool assets, including any payoffs,madeinaccordancewiththerelated[poolasset]documents are posted to the Servicer's obligorrecords maintained no more than two businessdaysafterreceipt,orsuchothernumberofdaysspecified in the transaction agreements, and allocated toprincipal,interestorotheritems(e.g.,escrow) in accordance with the related mortgageloandocuments.

X
1122(d)(4)(v)	The Servicer's records regarding the poolassets agree with the Servicer's records with respectto an obligor's unpaid principalbalance.	X
1122(d)(4)(vi)

Changes with respect to the terms or status ofan obligor's pool assets (e.g., loan modificationsor re-agings) are made, reviewed and approvedby authorized personnel in accordance withthe transaction agreements and related pool asset documents.

		X	X
1122(d)(4)(vii)

Loss mitigation or recovery actions (e.g.,forbearanceplans,modificationsanddeedsinlieu of foreclosure, foreclosures and repossessions, asapplicable)areinitiated,conductedandconcludedin accordance with the timeframes or otherrequirements established by the transactionagreements.

X
1122(d)(4)(viii)

Records documenting collection efforts aremaintained during the period a mortgage loanis delinquentinaccordancewiththetransactionagreements.Suchrecordsaremaintainedonatleast a monthly basis, or such other period specified in the transaction agreements,and describe the entity's activities inmonitoring delinquentpoolassetsincluding,forexample, phone calls, letters and paymentrescheduling plans in cases where delinquency isdeemed temporary (e.g., illness orunemployment).

X
1122(d)(4)(ix)	Adjustmentstointerestratesorratesofreturnforpool assets with variable rates arecomputed based on the related mortgage loandocuments.	X
1122(d)(4)(x)(A)

Regarding any funds held in trust for anobligor (such as escrow accounts): (A) such funds areanalyzed,inaccordancewiththeobligor'spoolassetdocuments,onatleastanannualbasis,orsuch other period specified in the transactionagreements

X
1122(d)(4)(x)(B)	(B) interest on such funds is paid, or credited,to obligorsinaccordance withapplicablepoolasset documents and statelaws;	X
1122(d)(4)(x)(C)	(C) such funds are returned to the obligorwithin 30calendardaysoffullrepaymentoftherelated pool assets, or such other number of daysspecified in the transaction agreements.	X
1122(d)(4)(xi)

Paymentsmadeonbehalfofanobligor(suchas taxorinsurancepayments)aremadeonorbeforethe related penalty or expiration dates,as indicated on the appropriate bills or notices forsuchpayments,providedthatsuchsupporthas beenreceivedbytheServiceratleast30calendar days prior to these dates, or such other number of days specified in the transactionagreements.

		X		X (2)
1122(d)(4)(xii)

Anylatepaymentpenaltiesinconnectionwith anypaymenttobemadeonbehalfofanobligor arepaidfromtheServicer'sfundsandnotcharged to the obligor, unless the late paymentwas due to the obligor's error oromission.

		X		X(2)
1122(d)(4)(xiii)	Disbursements made on behalf of an obligorare posted within two business days to theobligor's records maintained by the Servicer, or suchother number of days specified in thetransaction agreements.	X
1122(d)(4)(xiv)	Delinquencies,charge-offsanduncollectibleaccounts are recognized and recorded inaccordance with the transactionagreements.	X
1122(d)(4)(xv)	Any external enhancement or other support,identified in Item 1114(a)(l) through (3) orItem 1115 of Regulation AB, is maintained as setforth in the transaction agreements.				X

(1) There were no activities performed during the year ended December 31, 2015 with respect to the Platform, because there were no occurrences of events that would require the Company to perform such activities.
(2) The vendors, CoreLogic, Inc. and National Tax Search, LLC, provided separate Reg. AB 1122(d) attestations for their tax payment activities as they relate to criteria 1122(d) (4) (xi) and (xii).